UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02742)

Exact name of registrant as specified in charter: Putnam Equity Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2008

Date of reporting period: December 1, 2007— November 30, 2008

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Equity Income Fund

FUND SYMBOL (CLASS A SHARES): PEYAX

11|30|08

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

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What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Equity Income
Fund

11|30|08

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Performance in depth	8
Expenses	10
Portfolio turnover	11
Risk	12
Your fund’s management	12
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	17
Financial statements	18
Federal tax information	32
Brokerage commissions	32
About the Trustees	33
Officers	36

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

For several months now, financial markets have been experiencing significant upheaval. Coordinated responses by economic and financial authorities in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term.

Putnam, meanwhile, is making several important changes to its equity fund lineup and portfolio teams under the leadership of its newly appointed President and Chief Executive Officer, Robert L. Reynolds. Putnam is streamlining its range of equity funds by merging six equity funds into larger funds with similar investment objectives. Putnam is also bolstering its fundamental equity research team, fostering individual portfolio manager authority and accountability, and realigning compensation for managers.

Mr. Reynolds, who joined Putnam in July and also serves as a Trustee, has substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. Mr. Haldeman continues to serve as President of the Funds and as a Trustee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

Respectfully yours,

About the fund
Seeking to harness the power of stock dividends since 1977

When a company is in building phase, profits are generally reinvested in areas such as research or infrastructure. However, a large, mature company that has progressed beyond the growth stage will often use a portion of its profits for dividends, paid directly to its shareholders. Putnam Equity Income Fund is composed primarily of stocks of large and midsize companies that pay dividends to their shareholders.

The issuance of dividends can be a positive indicator, often signaling that a company is profitable and has excess funds after its expenses are paid. It also represents management’s confidence in continued financial corporate health. Dividends can act as tangible evidence of a company’s ability and commitment to create shareholder value. In addition, dividends can also act as an incentive for investors to hold stock in a stable company that is not experiencing a great deal of growth.

Investors historically have turned to dividend-paying stocks for several reasons. They can offer a cash-in-hand return (versus future capital appreciation that may or may not occur), even in a bear market. They can also be reinvested, allowing an investor to take advantage of the power of compounding, which can serve as a valuable wealth-building benefit. In addition, should individual stocks decline in price, their dividend-paying counterparts can provide a cushion for portfolio returns, lessening the impact of other holdings’ losses. Dividend-paying stocks have traditionally played an important part in retirement planning by offering an income stream for investors on fixed incomes.

In addition to targeting dividend-paying companies, Putnam Equity Income Fund’s manager seeks to construct a portfolio of stocks whose issuing companies are undervalued and poised for positive change. The goal is to uncover stocks that will appreciate in value as the market recognizes their long-term worth. From the universe of U.S. mid- and large-capitalization value stocks, the manager, together with Putnam’s equity analysts, seeks companies that are not only well established with solid fundamentals, but that continue to find ways to grow and remain profitable — and offer above-average dividends or dividend growth potential.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks under-priced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks attractive value stocks. Once the manager selects a stock for the portfolio, the holding is regularly assessed to ensure that it continues to meet certain criteria, including:

Valuation Carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profit potential.

Change Focuses on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Looks for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Dividends can bolster price appreciation
or help offset share price declines.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 11/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower.

See pages 5 and 8–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception date of the fund’s benchmark, the Russell 1000 Value Index, was 12/31/78, which post-dates the inception date of class A shares of the fund.

“What made the equity markets of the past
year so difficult, especially as we built on the
outperforming of 2007, was that there were
few places to weather the storm.”

Bartlett Geer, Portfolio Manager, Putnam Equity Income Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Sector allocations as of 11/30/08

Interview with your
fund’s Portfolio Manager

Bartlett Geer

Bart, the fund’s 2008 fiscal year encompassed some of the greatest market volatility and price dislocation ever recorded in the financial markets. How did the fund perform?

Amid tremendous volatility and a crippling credit crisis, the 12 months ended November 30, 2008, proved to be the most challenging fiscal year in the fund’s 31-year history. However, while performance may be disappointing on an absolute basis, with class A shares declining 33.60% for the fiscal year, the fund outperformed both its benchmark index and Lipper peer group average, which registered losses of 38.32% and 35.64%, respectively. Careful stock selection and effective portfolio positioning contributed to this outcome — particularly our decision to limit credit risk by avoiding financial institutions that had significant exposure to the subprime mortgage market and by increasing the portfolio’s exposure to more defensive companies that are well positioned to weather the economic downturn.

What contributed to the sharp decline in the financial markets, particularly in the final months of the fiscal year?

The faltering housing market and subprime mortgage meltdown are at the heart of the financial crisis. However, as the housing market struggled during the fiscal year, losses spread to the traditional mortgage market. Small and large investors alike experienced great losses on securities backed by subprime mortgage and mortgage-backed securities. Ultimately, the decline in the value of these securities contributed to the demise of several financial institutions and a severe credit crunch. In addition, the strength of the nation’s banking system came into question as several lenders failed as a result of their exposure to subprime debt and the lack of liquidity in the financial markets.

How have you adapted the fund’s strategy to reflect the changing market conditions?

Our broad goals remain unchanged. The fund continues to invest in a diversified portfolio of large- and mid-capitalization stocks that we believe are undervalued. We target stocks that we think offer both attractive dividend income and the potential for long-term capital appreciation, and whose prices do not reflect their long-term potential.

However, in these challenging markets, we have instituted a more defensive posture in the portfolio. We are placing increasing emphasis on companies with good balance sheets, strong cash flows, above-average dividends, and stable business prospects in a slower-growth environment.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/08. See the previous page and pages 8–10 for additional fund performance information. Index descriptions can be found on page 13.

This thinking led us to tilt away from many of the financial companies that suffered in response to the mortgage meltdown during the fiscal year. Even though banking institutions are an important sector in the value-investing universe and an attractive source of dividend income for the fund, we thought it was prudent to sacrifice some of that income for the sake of share price stability during this difficult period. However, following the sharp decline in stock prices and a commensurate increase in yields during the market correction in September and October, we found several compelling investment opportunities and added selectively to the fund’s positions in the financials sector.

Our stock selection process continues to be anchored by fundamental analysis, which facilitates our understanding of why companies may perform well in the future, and by real-time quantitative screening and ranking models, which help us to understand how companies performed in the past and to identify stocks that look historically cheap. We are encouraged by the fund’s relative outperformance during the past fiscal year and believe it underscores the effectiveness of our approach, especially since it was achieved during a year of record volatility, with a stock market that was under great pressure.

You mentioned the fund’s positioning in financials was relatively beneficial. What other holdings had an impact on performance?

What made the equity markets of the past year so difficult, especially as we built on the outperformance of 2007, was that there were few places to weather the storm. However, our decision to limit the fund’s investment in sectors whose fate is tied to the strength of the economy, such as consumer cyclicals and capital goods, proved wise as we were able to mitigate the full impact of the market’s decline on the fund’s net asset value. The fund’s slight underweight position in energy stocks also was positive, relatively speaking, given the sharp decline in oil prices. On the other hand, the fund benefited from our decision to significantly overweight positions in the technology, health-care, and telecommunications sectors.

Technology stocks may come under pressure in the short term as business investment in upgrades slows, but we think holdings such as Intel Corp. will weather the downturn relatively well. This global leader in semiconductor technology continues to raise the bar in the industry, creating groundbreaking technologies. Intel also pays a healthy dividend.

With the world’s population aging, we believe the health-care sector will be a natural beneficiary of favorable demographics, which are driving demand for drugs, medical equipment, and hospital care. Fund holdings that are poised to benefit from this trend include the pharmaceutical giant Merck & Co. and the biotechnology company Amgen. Both exemplify well-managed companies that are in a good position to grow their businesses, regardless of the direction

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exxon Mobil Corp. (5.6%)	Energy	Oil and gas
Verizon Communications, Inc. (5.0%)	Communication services	Regional Bells
AT&T, Inc. (4.7%)	Communication services	Regional Bells
Total SA (France) (3.4%)	Energy	Oil and gas
JPMorgan Chase & Co. (2.8%)	Financials	Financial
Amgen, Inc. (2.7%)	Health care	Biotechnology
Edison International (2.7%)	Utilities and power	Electric utilities
ConocoPhillips (2.6%)	Energy	Oil and gas
Clorox Co. (2.5%)	Consumer staples	Consumer goods
Occidental Petroleum Corp. (2.4%)	Energy	Oil and gas

that health-care reform takes under the new administration. Finally, Verizon Communications, a leader in delivering wireline and wireless communications to residential and business markets, is financially in a good position to expand its market share and continue paying an attractive dividend.

Bart, what is your outlook?

Given the underlying contributors and magnitude of the market’s decline, we may be entering a period with little historical precedent. Unlike the Asian crisis of 1997 and 1998 or the stock market crash of 1987, we do not think this crisis will pass in a short period of time. We are seeing a concerted effort by central banks, the U.S. Treasury, and their global counterparts to lower short-term interest rates and implement rescue packages in hopes of reassuring markets, encouraging lending, and stabilizing economies. However, proven investment management experience will count more than ever in this complex market.

Coordinated fiscal and monetary policy action will not quickly reverse the economic damage caused by the absence of credit and the loss of confidence across the financial markets. Deleveraging, or the paying down of debt, is under way, and we believe it must continue in order to restore more solid underpinnings to the financials sector. We think the equity markets may be entering a trading-range environment for the foreseeable future.

Not surprisingly, the prolonged instability and volatility are creating tremendous buying opportunities that we are prepared to capitalize on. We’ll continue to follow our disciplined approach to finding midsize to large companies across all sectors that represent sound investment ideas and offer attractive yields.

Thank you, Bart, for your time and insights today.

I N  T H E  N E W S

The National Bureau of Economic Research (NBER) recently determined that U.S. economic activity peaked in December 2007. The peak marks the end of the expansion that began in November 2001 and the beginning of a recession. NBER defines a recession as a significant decline in economic activity that is spread across the economy and that lasts for more than a few months. Indicators of this decline are seen in data tracking income, employment levels, industrial production, and sales. Compared with expansions, however, most recessions are brief. On average, the seven recessions since 1960 have lasted 11 months, versus 64 months for expansions. The recent expansion lasted 73 months, according to NBER, while the previous expansion of the 1990s lasted 120 months.

Of special interest

The fund’s quarterly dividend rate of $0.076 decreased to $0.065 per class A share effective June 2008 as a result of management’s decision to limit the portfolio’s exposure to the higher-yielding but riskier stocks in the financials, banking, and real estate sectors during the first half of the fiscal year. However, with the sell-off in late summer and the sharp decline in stock prices, which resulted in higher yields, management found many new opportunities among financials, banking, and real estate stocks. The addition of these higher-yielding stocks contributed to an increase in income distributable to common shareholders, and the quarterly dividend rate was increased back to $0.076 per class A share for the December 2008 payment. Other share classes had similar increases.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	9.16%	8.96%	8.23%	8.23%	8.34%	8.34%	8.50%	8.37%	8.89%	9.25%

10 years	22.57	15.54	13.65	13.65	13.69	13.69	16.54	12.46	19.57	25.64
Annual average	2.06	1.45	1.29	1.29	1.29	1.29	1.54	1.18	1.80	2.31

5 years	3.19	–2.77	–0.59	–2.02	–0.64	–0.64	0.59	–2.90	1.88	4.47
Annual average	0.63	–0.56	–0.12	–0.41	–0.13	–0.13	0.12	–0.59	0.37	0.88

3 years	–17.61	–22.35	–19.50	–21.39	–19.50	–19.50	–18.89	–21.72	–18.29	–17.05
Annual average	–6.25	–8.09	–6.98	–7.71	–6.98	–6.98	–6.74	–7.84	–6.51	–6.04

1 year	–33.60	–37.41	–34.11	–37.37	–34.15	–34.80	–33.96	–36.26	–33.79	–33.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/30/98 to 11/30/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,365 and $11,369, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,246 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,957 and $12,564, respectively.

Comparative index returns For periods ended 11/30/08

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	9.93%

10 years	16.78%	14.25
Annual average	1.56	1.18

5 years	0.64	0.67
Annual average	0.13	0.00

3 years	–23.52	–19.57
Annual average	–8.55	–7.14

1 year	–38.32	–35.64

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/08, there were 276, 225, 170, 99, and 3 funds, respectively, in this Lipper category.

† The inception date of the Russell 1000 Value Index was 12/31/78.

Fund price and distribution information For the 12-month period ended 11/30/08

Distributions	Class A		Class B	Class C	Class M	Class R		Class Y

Number	5		5	5	5	5		5

Income	$0.282		$0.156	$0.160	$0.202	$0.246		$0.321

Capital gains — Long-term	—		—	—	—	—		—

Capital gains — Short-term	0.010		0.010	0.010	0.010	0.010		0.010

Total	$0.292		$0.166	$0.170	$0.212	$0.256		$0.331

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/07	$16.27	$17.26*	$16.09	$16.15	$16.12	$16.70*	$16.20	$16.27

11/30/08	10.59	11.24	10.48	10.51	10.49	10.87	10.54	10.59

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	2.46%	2.31%	1.37%	1.37%	1.79%	1.73%	2.16%	2.80%

Current 30-day SEC yield [2]	N/A	2.94	2.38	2.38	N/A	2.53	2.88	3.37

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	9.26%	9.05%	8.33%	8.33%	8.44%	8.44%	8.60%	8.47%	8.99%	9.35%

10 years	24.82	17.66	15.83	15.83	15.88	15.88	18.74	14.59	21.80	27.96
Annual average	2.24	1.64	1.48	1.48	1.48	1.48	1.73	1.37	1.99	2.50

5 years	0.52	–5.26	–3.14	–4.53	–3.17	–3.17	–2.00	–5.45	–0.73	1.77
Annual average	0.10	–1.07	–0.64	–0.92	–0.64	–0.64	–0.40	–1.11	–0.15	0.35

3 years	–15.22	–20.08	–17.03	–18.98	–17.08	–17.08	–16.48	–19.38	–15.82	–14.58
Annual average	–5.35	–7.20	–6.03	–6.78	–6.05	–6.05	–5.83	–6.93	–5.58	–5.12

1 year	–31.28	–35.23	–31.73	–35.10	–31.78	–32.45	–31.61	–33.99	–31.39	–31.10

Fund’s annual operating expenses For the fiscal year ended 11/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Equity Income Fund from June 1, 2008, to November 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.50	$7.64	$7.64	$6.59	$5.55	$3.45

Ending value (after expenses)	$681.80	$678.80	$678.60	$679.60	$680.80	$682.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2008, use the following calculation method. To find the value of your investment on June 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.40	$9.17	$9.17	$7.92	$6.66	$4.14

Ending value (after expenses)	$1,019.65	$1,015.90	$1,015.90	$1,017.15	$1,018.40	$1,020.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

Average annualized expense ratio for Lipper peer group†	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Equity Income Fund	69%	73%	77%	52%	46%

Lipper Equity Income Funds category average	50%	43%	42%	45%	46%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 11/30/08.

Your fund’s risk

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund’s Portfolio Manager is Bartlett Geer.

Trustee and Putnam employee fund ownership

As of November 30, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

Other Putnam funds managed by the Portfolio Manager

Bartlett Geer may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s portfolio management

During the reporting period ended November 30, 2008, Austin Kairnes and Noah Rumpf left your fund’s management.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$527,000	$30,000,000

Putnam employees	$6,665,000	$342,000,000

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2008, and November 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-incomesecurities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 7th percentile in management fees and in the 10th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitabil-ity of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	53rd

Three-year period	45th

Five-year period	44th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 271, 204, and 138 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Equity Income Funds category for the one-year, five-year, and ten-year periods ended December 31, 2008 were 34%, 45% and 25%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 95th out of 286, 79th out of 177, and 25th out of 99 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Put-nam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund, including the fund’s portfolio, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 8, 2009

The fund’s portfolio 11/30/08

COMMON STOCKS (93.5%)*	Shares	Value

Aerospace and defense (0.3%)
Boeing Co. (The)	59,200	$2,523,696

Northrop Grumman Corp.	99,628	4,079,767

		6,603,463
Banking (6.8%)
Bank of America Corp.	1,766,400	28,704,000

National City Corp.	3,189,100	6,410,091

PNC Financial Services Group	902,300	47,614,371

U.S. Bancorp	1,333,700	35,983,226

Wachovia Corp.	4,790,900	26,924,858

		145,636,546
Biotechnology (3.1%)
Amgen, Inc. †	1,046,600	58,128,164

Genentech, Inc. †	99,800	7,644,680

		65,772,844
Cable television (0.2%)
Comcast Corp. Class A	263,100	4,562,154

		4,562,154
Chemicals (2.7%)
E.I. du Pont de Nemours & Co.	686,700	17,208,702

Lubrizol Corp. (The)	560,500	19,684,760

Mosaic Co. (The)	130,100	3,948,535

PPG Industries, Inc.	411,700	18,081,864

		58,923,861
Communications equipment (0.3%)
Cisco Systems, Inc. †	200,900	3,322,886

Nokia OYJ ADR (Finland)	291,400	4,129,138

		7,452,024
Computers (0.7%)
IBM Corp.	184,900	15,087,840

		15,087,840
Conglomerates (1.8%)
General Electric Co.	1,349,600	23,172,632

Honeywell International, Inc.	304,800	8,491,728

Tyco International, Ltd. (Bermuda)	297,800	6,224,020

		37,888,380
Consumer finance (0.4%)
Capital One Financial Corp.	238,663	8,212,394

		8,212,394
Consumer goods (6.1%)
Clorox Co.	902,000	53,362,320

Energizer Holdings, Inc. †	473,100	20,542,002

Kimberly-Clark Corp.	357,200	20,642,588

Procter & Gamble Co. (The)	556,700	35,823,645

		130,370,555
Distribution (0.2%)
Genuine Parts Co.	107,300	4,200,795

		4,200,795
Electric utilities (6.7%)
Edison International	1,737,000	58,015,800

FirstEnergy Corp.	81,500	4,774,270

Great Plains Energy, Inc.	722,500	13,575,775

NV Energy, Inc.	3,630,000	34,412,400

Pepco Holdings, Inc.	804,200	14,467,558

PG&E Corp.	451,100	17,159,844

		142,405,647
Electronics (1.5%)
Intel Corp.	1,980,500	27,330,900

Texas Instruments, Inc.	316,300	4,924,791

		32,255,691
Financial (5.4%)
Assurant, Inc.	1,177,841	25,641,599

CIT Group, Inc.	1,967,409	6,571,146

Discover Financial Services	2,170,642	22,205,668

JPMorgan Chase & Co.	1,910,700	60,492,762

		114,911,175

COMMON STOCKS (93.5%)* cont.	Shares	Value

Food (1.0%)
General Mills, Inc.	346,200	$21,869,454

		21,869,454
Forest products and packaging (1.4%)
Packaging Corp. of America	1,964,100	29,324,013

		29,324,013
Health-care services (1.8%)
AmerisourceBergen Corp.	578,200	18,126,570

Cardinal Health, Inc.	641,000	20,845,320

		38,971,890
Insurance (5.6%)
ACE, Ltd. (Switzerland)	564,800	29,510,800

Allstate Corp. (The)	1,006,400	25,602,816

Axis Capital Holdings, Ltd. (Bermuda)	265,775	6,726,765

Fidelity National Title
Group, Inc. Class A	468,770	5,779,934

Landamerica Financial Group, Inc.	424,449	42,445

MetLife, Inc.	171,700	4,938,092

PartnerRe, Ltd. (Bermuda)	221,099	15,468,086

Travelers Cos., Inc. (The)	467,100	20,388,915

W.R. Berkley Corp.	278,500	7,917,755

Willis Group Holdings, Ltd.
(United Kingdom)	178,800	4,124,916

		120,500,524
Investment banking/Brokerage (1.4%)
Goldman Sachs Group, Inc. (The)	141,500	11,177,085

Merrill Lynch & Co., Inc.	1,478,500	19,545,770

		30,722,855
Lodging/Tourism (—%)
Wyndham Worldwide Corp.	29,707	141,999

		141,999
Manufacturing (1.1%)
Teleflex, Inc.	474,900	22,500,762

		22,500,762
Medical technology (1.0%)
Covidien, Ltd.	552,675	20,366,074

		20,366,074
Natural gas utilities (1.1%)
Energen Corp.	441,700	13,604,360

Questar Corp.	294,000	9,463,860

		23,068,220
Oil and gas (16.3%)
Chevron Corp.	59,300	4,685,293

ConocoPhillips	1,065,700	55,970,564

Exxon Mobil Corp.	1,484,100	118,950,615

Marathon Oil Corp.	1,434,400	37,552,592

Occidental Petroleum Corp.	946,400	51,238,096

Total SA (France)	1,390,068	72,960,916

Total SA ADR (France)	100	5,275

Valero Energy Corp.	416,900	7,650,115

		349,013,466
Pharmaceuticals (7.7%)
Abbott Laboratories	151,000	7,910,890

Eli Lilly & Co.	1,264,500	43,182,675

Johnson & Johnson	851,000	49,851,580

Merck & Co., Inc.	867,100	23,168,912

Pfizer, Inc.	1,246,600	20,481,638

Wyeth	579,300	20,860,593

		165,456,288
Power producers (0.3%)
AES Corp. (The) †	862,400	6,631,856

		6,631,856
Railroads (0.1%)
Norfolk Southern Corp.	42,700	2,112,369

		2,112,369

COMMON STOCKS (93.5%)* cont.	Shares	Value

Real estate (1.8%)
Annaly Capital Management, Inc. R	2,659,200	$38,212,704

		38,212,704
Regional Bells (9.7%)
AT&T, Inc.	3,541,200	101,136,672

Verizon Communications, Inc.	3,264,200	106,576,130

		207,712,802
Retail (2.4%)
Big Lots, Inc. †	296,973	5,202,967

CVS Caremark Corp.	1,078,300	31,195,219

Foot Locker, Inc.	728,300	4,901,459

Home Depot, Inc. (The)	205,700	4,753,727

TJX Cos., Inc. (The)	224,700	5,127,654

		51,181,026
Semiconductor (2.0%)
Applied Materials, Inc.	838,200	8,029,956

Atmel Corp. †	8,761,500	24,532,200

KLA-Tencor Corp.	145,000	2,727,450

Varian Semiconductor Equipment †	389,200	7,161,280

		42,450,886
Software (1.2%)
Microsoft Corp.	577,000	11,666,940

Symantec Corp. †	1,168,100	14,052,243

		25,719,183
Tobacco (0.9%)
Philip Morris International, Inc.	464,600	19,587,536

		19,587,536
Trucks and parts (0.1%)
Autoliv, Inc. (Sweden)	67,087	1,280,691

		1,280,691

COMMON STOCKS (93.5%)* cont.	Shares	Value

Waste Management (0.4%)
Waste Management, Inc.	324,200	$9,466,637

		9,466,637
Total common stocks (cost $2,423,020,495)		$2,000,574,604

CONVERTIBLE PREFERRED STOCKS (2.7%)*	Shares	Value

CIT Group, Inc. $1.937 cv. pfd.	127,866	$787,655

Citigroup, Inc. Ser. T,
$3.25 cv. pfd.	256,853	6,450,093

Freeport-McMoRan Copper &
Gold, Inc. $6.75 cv. pfd.	134,918	5,588,843

Mylan, Inc. 6.50% cv. pfd.	46,900	27,260,625

Platinum Underwriters Holdings,
Ltd. Ser. A, 6.00% cv. pfd. (Bermuda)	677,740	17,547,570

Total convertible preferred stocks (cost $73,995,435)		$57,634,786

CONVERTIBLE BONDS	Principal
AND NOTES (1.0%)*	amount	Value

EMC Corp. cv. sr. unsec.
notes 1 3/4s, 2013	$4,745,000	$4,134,081

EMC Corp.
144A cv. sr. notes 1 3/4s, 2013	6,375,000	5,554,219

Prudential Financial, Inc. cv. sr. unsec.
notes FRN 1.189s, 2037	14,162,000	12,459,728

Total convertible bonds and notes (cost $22,807,384)		$22,148,028

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Raytheon Co.	6/16/11	$37.50	12,063	$162,851

Total warrants (cost $—)				$162,851

SHORT-TERM INVESTMENTS (2.2%)*			Shares	Value

Federated Prime Obligations Fund			46,699,093	$46,699,093

Total short-term investments (cost $46,699,093)				$46,699,093

TOTAL INVESTMENTS

Total investments (cost $2,566,522,407)				$2,127,219,362

* Percentages indicated are based on net assets of $2,140,177,292.

† Non-income-producing security.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

The rates shown on Floating Rate Notes (FRN) are the current interest rates at November 30, 2008.

The dates shown on debt obligations are the original maturity dates.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for finan-cial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2008:

Valuation inputs	Investments in securities	Other financial instruments*

Level 1	$1,974,475,632	$—

Level 2	152,743,730	—

Level 3	—	—

Total	$2,127,219,362	$—

* Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,566,522,407)	$2,127,219,362

Cash	1

Dividends, interest and other receivables	7,634,069

Receivable for shares of the fund sold	2,750,148

Receivable for securities sold	61,085,040

Total assets	2,198,688,620

LIABILITIES

Distributions payable to shareholders	94,441

Payable for securities purchased	44,250,886

Payable for shares of the fund repurchased	8,803,013

Payable for compensation of Manager (Notes 2 and 5)	3,238,121

Payable for investor servicing fees (Note 2)	584,746

Payable for custodian fees (Note 2)	13,920

Payable for Trustee compensation and expenses (Note 2)	236,792

Payable for administrative services (Note 2)	5,485

Payable for distribution fees (Note 2)	956,259

Other accrued expenses	327,665

Total liabilities	58,511,328

Net assets	$2,140,177,292

The accompanying notes are an integral part of these financial statements.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,839,022,380

Undistributed net investment income (Note 1)	35,596,362

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(295,138,405)

Net unrealized depreciation of investments	(439,303,045)

Total — Representing net assets applicable to capital
shares outstanding	$2,140,177,292

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,729,476,794 divided by 163,379,140 shares)	$10.59

Offering price per class A share (100/94.25 of $10.59)*	$11.24

Net asset value and offering price per class B share
($163,855,523 divided by 15,636,297 shares)**	$10.48

Net asset value and offering price per class C share
($45,377,674 divided by 4,316,179 shares)**	$10.51

Net asset value and redemption price per class M share
($24,101,992 divided by 2,297,645 shares)	$10.49

Offering price per class M share (100/96.50 of $10.49)*	$10.87

Net asset value, offering price and redemption price per
class R share ($7,136,154 divided by 677,223 shares)	$10.54

Net asset value, offering price and redemption price per
class Y share ($170,229,155 divided by 16,076,247 shares)	$10.59

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of operations Year ended 11/30/08

INVESTMENT INCOME

Dividends (net of foreign tax of $615,527)	$96,081,112

Interest (including interest income of $661,224
from investments in affiliated issuers) (Note 5)	1,344,853

Securities lending	684,541

Total investment income	98,110,506

EXPENSES

Compensation of Manager (Note 2)	15,893,496

Investor servicing fees (Note 2)	7,927,097

Custodian fees (Note 2)	47,949

Trustee compensation and expenses (Note 2)	113,220

Administrative services (Note 2)	73,338

Distribution fees — Class A (Note 2)	6,204,239

Distribution fees — Class B (Note 2)	2,977,231

Distribution fees — Class C (Note 2)	719,780

Distribution fees — Class M (Note 2)	300,401

Distribution fees — Class R (Note 2)	39,248

Other	918,222

Non-recurring costs (Notes 2 and 6)	4,895

Costs assumed by Manager (Notes 2 and 6)	(4,895)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(16,815)

Total expenses	35,197,406
Expense reduction (Note 2)	(278,942)

Net expenses	34,918,464
Net investment income	63,192,042

Net realized loss on investments (Notes 1 and 3)	(263,676,593)

Net realized loss on foreign currency transactions (Note 1)	(29,422)

Net unrealized depreciation of investments during the year	(973,180,509)

Net loss on investments	(1,236,886,524)

Net decrease in net assets resulting from operations	$(1,173,694,482)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS IN NET ASSETS

	Year ended	Year ended
	11/30/08	11/30/07

Operations:

Net investment income	$63,192,042	$58,985,979

Net realized gain (loss) on investments
and foreign currency transactions	(263,706,015)	269,418,531

Net unrealized depreciation of investments	(973,180,509)	(131,947,751)

Net increase (decrease) in net assets
resulting from operations	(1,173,694,482)	196,456,759

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(48,784,571)	(47,723,887)

Class B	(3,378,723)	(4,931,956)

Class C	(819,604)	(923,517)

Class M	(582,850)	(670,584)

Class R	(131,759)	(86,413)

Class Y	(5,665,524)	(5,664,963)

Net realized short-term gain on investments

Class A	(1,638,566)	(110,757,985)

Class B	(156,312)	(17,444,800)

Class C	(43,174)	(3,725,349)

Class M	(23,078)	(2,134,798)

Class R	(6,764)	(296,175)

Class Y	(160,519)	(12,887,064)

From net realized long-term gain on investments

Class A	—	(143,407,377)

Class B	—	(22,587,204)

Class C	—	(4,823,513)

Class M	—	(2,764,096)

Class R	—	(383,483)

Class Y	—	(16,685,931)

Redemption fees (Note 1)	8,879	7,661

Increase (decrease) from capital share
transactions (Note 4)	(335,347,268)	126,549,962

Total decrease in net assets	(1,570,424,315)	(74,884,713)

NET ASSETS

Beginning of year	3,710,601,607	3,785,486,320

End of year (including undistributed net
investment income of $35,596,362 and
$31,962,197, respectively)	$2,140,177,292	$3,710,601,607

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a,b]	on investments	operations	investment income	investments	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	net assets (%) [b,e]	net assets (%) [b]	turnover (%)

Class A
November 30, 2008	$16.27	.30	(5.69)	(5.39)	(.28)	(.01)	(.29)	—	$10.59	(33.60)	$1,729,477	1.04	2.09	69.23
November 30, 2007	17.35	.30	.55	.85	(.30)	(1.63)	(1.93)	—	16.27	5.39	2,796,331.98		1.64	73.01
November 30, 2006	16.71	.31 [f]	2.62	2.93	(.26)	(2.03)	(2.29)	—	17.35	17.73	2,732,861	.95 [f]	1.74 [f]	76.99
November 30, 2005	16.83	.28 [g]	1.23	1.51	(.23)	(1.40)	(1.63)	—	16.71	8.99	2,387,387.98		1.58 [g]	52.27
November 30, 2004	14.84	.24	1.96	2.20	(.21)	—	(.21)	—	16.83	14.93	2,033,669	1.07	1.51	46.07

Class B
November 30, 2008	$16.09	.19	(5.63)	(5.44)	(.16)	(.01)	(.17)	—	$10.48	(34.11)	$163,856	1.79	1.30	69.23
November 30, 2007	17.18	.16	.54	.70	(.16)	(1.63)	(1.79)	—	16.09	4.55	434,031	1.73	.88	73.01
November 30, 2006	16.56	.17 [f]	2.61	2.78	(.13)	(2.03)	(2.16)	—	17.18	16.86	598,199	1.70 [f]	.96 [f]	76.99
November 30, 2005	16.68	.14 [g]	1.24	1.38	(.10)	(1.40)	(1.50)	—	16.56	8.24	725,437	1.73	.83 [g]	52.27
November 30, 2004	14.71	.12	1.94	2.06	(.09)	—	(.09)	—	16.68	14.07	819,239	1.82	.76	46.07

Class C
November 30, 2008	$16.15	.19	(5.66)	(5.47)	(.16)	(.01)	(.17)	—	$10.51	(34.15)	$45,378	1.79	1.32	69.23
November 30, 2007	17.24	.16	.55	.71	(.17)	(1.63)	(1.80)	—	16.15	4.58	92,850	1.73	.88	73.01
November 30, 2006	16.61	.17 [f]	2.62	2.79	(.13)	(2.03)	(2.16)	—	17.24	16.90	96,929	1.70 [f]	.98 [f]	76.99
November 30, 2005	16.74	.14 [g]	1.23	1.37	(.10)	(1.40)	(1.50)	—	16.61	8.18	90,222	1.73	.83 [g]	52.27
November 30, 2004	14.76	.12	1.95	2.07	(.09)	—	(.09)	—	16.74	14.09	80,165	1.82	.76	46.07

Class M
November 30, 2008	$16.12	.22	(5.64)	(5.42)	(.20)	(.01)	(.21)	—	$10.49	(33.96)	$24,102	1.54	1.57	69.23
November 30, 2007	17.21	.21	.54	.75	(.21)	(1.63)	(1.84)	—	16.12	4.85	53,415	1.48	1.14	73.01
November 30, 2006	16.59	.21 [f]	2.62	2.83	(.18)	(2.03)	(2.21)	—	17.21	17.15	56,203	1.45 [f]	1.23 [f]	76.99
November 30, 2005	16.70	.19 [g]	1.23	1.42	(.13)	(1.40)	(1.53)	—	16.59	8.49	53,673	1.48	1.11 [g]	52.27
November 30, 2004	14.73	.16	1.94	2.10	(.13)	—	(.13)	—	16.70	14.32	133,313	1.57	1.01	46.07

Class R
November 30, 2008	$16.20	.27	(5.67)	(5.40)	(.25)	(.01)	(.26)	—	$10.54	(33.79)	$7,136	1.29	1.89	69.23
November 30, 2007	17.29	.25	.56	.81	(.27)	(1.63)	(1.90)	—	16.20	5.13	7,492	1.23	1.39	73.01
November 30, 2006	16.67	.27 [f]	2.60	2.87	(.22)	(2.03)	(2.25)	—	17.29	17.38	3,734	1.20 [f]	1.51 [f]	76.99
November 30, 2005	16.79	.23 [g]	1.24	1.47	(.19)	(1.40)	(1.59)	—	16.67	8.75	2,417	1.23	1.33 [g]	52.27
November 30, 2004	14.81	.20	1.96	2.16	(.18)	—	(.18)	—	16.79	14.65	1,280	1.32	1.28	46.07

Class Y
November 30, 2008	$16.27	.34	(5.69)	(5.35)	(.32)	(.01)	(.33)	—	$10.59	(33.43)	$170,229.79		2.34	69.23
November 30, 2007	17.36	.34	.55	.89	(.35)	(1.63)	(1.98)	—	16.27	5.58	326,482.73		1.88	73.01
November 30, 2006	16.72	.35 [f]	2.63	2.98	(.31)	(2.03)	(2.34)	—	17.36	18.01	297,560	.70 [f]	1.97 [f]	76.99
November 30, 2005	16.83	.32 [g]	1.24	1.56	(.27)	(1.40)	(1.67)	—	16.72	9.31	311,701.73		1.84 [g]	52.27
November 30, 2004	14.84	.28	1.96	2.24	(.25)	—	(.25)	—	16.83	15.22	385,798.82		1.76	46.07

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

November 30, 2008	<0.01%

November 30, 2007	<0.01

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

c Amount represent less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended November 30, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage of average
	Per share	net assets

Class A	<$0.01	0.01%
Class B	<0.01	0.01
Class C	<0.01	0.01
Class M	<0.01	0.01
Class R	<0.01	0.01
Class Y	<0.01	0.01

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 11/30/08

Note 1: Significant accounting policies

Putnam Equity Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income by investing primarily in a diversified portfolio of income-producing equity securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At November 30, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2008, the fund had no securities out on loan.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2008, the fund had a capital loss carryover of $122,439,796 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on November 30, 2016.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2009 $116,132,837 of losses recognized during the period November 1, 2008 to November 30, 2008.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and post-October loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2008, the fund reclassified $194,846 to decrease undistributed net investment income and $4 to increase paid-in-capital, with an increase to accumulated net realized losses of $194,842.

The tax basis components of distributable earnings and the federal tax cost as of November 30, 2008 were as follows:

Unrealized appreciation	$90,273,561
Unrealized depreciation	(586,142,378)

Net unrealized depreciation	(495,868,817)
Undistributed ordinary income	35,690,803
Capital loss carryforward	(122,439,796)
Post-October loss	(116,132,837)

Cost for federal income tax purposes	$2,623,088,179

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended November 30, 2008, Putnam Management did not waive any of its management fee from the fund.

For the year ended November 30, 2008, Putnam Management has assumed $4,895 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund through December 31, 2008. Subsequent to December 31, 2008, these services were provided by Putnam Investor Services, Inc., another affiliate of Putnam Management. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended November 30, 2008, the fund incurred $7,937,142 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended November 30, 2008, the fund’s expenses were reduced by $110,874 under the expense offset arrangements and by $168,068 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,199, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $246,606 and $3,475 from the sale of class A and class M shares, respectively, and received $285,770 and $5,291 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $702 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended November 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,165,726,758 and $2,506,910,484, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/08		Year ended 11/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	52,945,052	$779,404,032	30,835,659	$561,683,004

Shares issued in	3,246,135	47,533,511	18,027,253	285,326,788
connection with
reinvestment of
distributions

	56,191,187	826,937,543	48,862,912	847,009,792

Shares	(64,712,126)	(905,199,277)	(34,442,987)	(627,270,627)
repurchased

Net increase	(8,520,939)	$(78,261,734)	14,419,925	$219,739,165
(decrease)

	Year ended 11/30/08		Year ended 11/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	2,180,243	$30,985,084	3,045,511	$54,646,337

Shares issued in	224,464	3,270,706	2,672,884	41,542,448
connection with
reinvestment of
distributions

	2,404,707	34,255,790	5,718,395	96,188,785

Shares	(13,743,978)	(197,065,815)	(13,563,525)	(245,730,167)
repurchased

Net decrease	(11,339,271)	$(162,810,025)	(7,845,130)	$(149,541,382)

	Year ended 11/30/08		Year ended 11/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	667,329	$9,028,495	736,190	$13,231,800

Shares issued in	51,156	743,504	534,258	8,316,380
connection with
reinvestment of
distributions

	718,485	9,771,999	1,270,448	21,548,180

Shares	(2,152,952)	(30,351,203)	(1,143,550)	(20,586,633)
repurchased

Net increase	(1,434,467)	$(20,579,204)	126,898	$961,547
(decrease)

	Year ended 11/30/08		Year ended 11/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	337,970	$4,772,208	386,107	$6,968,686

Shares issued in	39,304	572,993	345,242	5,383,076
connection with
reinvestment of
distributions

	377,274	5,345,201	731,349	12,351,762

Shares	(1,394,214)	(19,705,217)	(682,454)	(12,361,571)
repurchased

Net increase	(1,016,940)	$(14,360,016)	48,895	$(9,809)
(decrease)

	Year ended 11/30/08		Year ended 11/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	341,586	$4,789,717	265,050	$4,810,420

Shares issued in	9,010	129,846	45,300	709,298
connection with
reinvestment of
distributions

	350,596	4,919,563	310,350	5,519,718

Shares	(135,996)	(1,910,692)	(63,648)	(1,152,497)
repurchased

Net increase	214,600	$3,008,871	246,702	$4,367,221

	Year ended 11/30/08		Year ended 11/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,747,214	$78,715,705	6,320,087	$117,149,706

Shares issued in	394,724	5,822,996	2,223,770	35,236,251
connection with
reinvestment of
distributions

	6,141,938	84,538,701	8,543,857	152,385,957

Shares	(10,126,429)	(146,883,861)	(5,623,835)	(101,352,737)
repurchased

Net increase	(3,984,491)	$(62,345,160)	2,920,022	$51,033,220
(decrease)

Note 5: Investment in Putnam Prime Money
Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended November 30, 2008, management fees paid were reduced by $16,815 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $661,224 for the year ended November 30, 2008. During the year ended November 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $419,685,028 and $434,928,049, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s portfolio, expose investors to the negative (or positive) performance resulting from these events.

Note 9: Actions byTrustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam New Value Fund into your fund. The transaction occurred on December 29, 2008.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended November 30, 2008, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended November 30, 2008, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $270,198 of distributions paid as qualifying to be taxed as interest-related dividends, and $2,028,414 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended November 30, 2008. The Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Merrill Lynch, Pierce, Fenner and Smith, Morgan Stanley, Goldman Sachs, Weeden & Co., and UBS Warburg. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended November 30, 2008.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are Banc of America Securities, Barclays Capital, Sanford C. Bernstein & Co., BNY ESI, Citigroup Global Markets, Credit Suisse First Boston, Lehman Brothers, JP Mor-gan Securities, RBC Capital Markets, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter
Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis
Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta
Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker
Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*
Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill
Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow
Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Mas-sachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan
Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler
Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson
Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to Decem-ber 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III
Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*
Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley
Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief	Senior Associate Treasurer/Assistant Clerk
	Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk, Assistant
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief ComplianceOfficer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and AssistantTreasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Jonathan S. Horwitz	Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Robert L. Reynolds
Richard B. Worley	Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN020 254556 1/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

November 30, 2008	$47,200	$--	$3,900	$-
November 30, 2007	$43,650	$--	$3,550	$ -

For the fiscal years ended November 30, 2008 and November 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $72,633 and $ 3,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

November 30, 2008	$ -	$ -	$ -	$ -
November 30, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 28, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 28, 2009